UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2014

FIRST KEYSTONE CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

(570) 752-3671

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 11, 2014, The Audit Committee and the Board of Directors of First Keystone Corporation (the Company) appointed BDO USA, LLP (BDO) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2014 and dismissed J. H. Williams & Co., LLP (J. H. Williams) from that role.

The reports of J. H. Williams on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of an opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding J. H. Williams dismissal, there were: (i) no disagreements with J. H. Williams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Williams, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for the Company; and, (ii) no “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided J. H. Williams with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (SEC) and requested to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of J. H. Williams’ letter dated February 13, 2014 is attached as Exhibit 16.1 to the Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s appointment of BDO, the Company did not consult with BDO regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or, (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from J. H. Williams & Co., LLP dated February 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: February 14, 2014	/s/ Matthew P. Prosseda
Matthew P. Prosseda President and Chief Executive Officer